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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  MAXIMUS, INC.

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 23, 2000

         The undersigned shareholder of MAXIMUS, Inc. (the "Company") hereby appoints David V. Mastran, Raymond B. Ruddy and F. Arthur Nerret, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of capital stock of the Company entitled to vote at the Annual Meeting of Shareholders of the Company to be held on February 23, 2000, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

                (Continued and to be signed on the reverse side)

                                                                     SEE REVERSE
                                                                         SIDE


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                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                                  MAXIMUS, INC.
                                February 23, 2000

                 Please Detach and Mail in the Envelope Provided
 ................................................................................
[X]    Please mark your
       votes as in this
       example.
                                     WITHHELD
                          FOR        from all
                     all nominees    nominees
1.     Election of                               Nominees:  Lynn P. Davenport
       Class III         [  ]           [  ]                Thomas A. Grissen
       Directors.                                           David V. Mastran
                                                            Raymond B. Ruddy

FOR, except vote withheld from the following nominee(s):

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

                                                                    FOR             AGAINST          ABSTAIN
2.     To approve an amendment to the MAXIMUS Amended
       and Restated Articles of Incorporation to increase the       [  ]              [  ]             [  ]
       number of authorized shares of common stock of MAXIMUS
       from 30,000,000 shares to 60,000,000 shares.

                                                                    FOR             AGAINST          ABSTAIN
3.     To ratify the selection of Ernst & Young LLP as
       independent public accountants.                              [  ]              [  ]             [  ]


       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

       MARK HERE FOR                                MARK HERE IF YOU
       ADDRESS CHANGE      [  ]                     PLAN TO ATTEND THE     [  ]
       AND NOTE BELOW                               MEETING

       Address change:
                      ----------------------------------------------------------
       -------------------------------------------------------------------------

Signature_______________ Date_________     Signature______________ Date_________

Note: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.